EXHIBIT 99.1
LGI Homes, Inc. Announces $50 Million Stock Repurchase Program
THE WOODLANDS, Texas, Nov. 09, 2018 (GLOBE NEWSWIRE) -- LGI Homes, Inc. (Nasdaq:LGIH) today announced that its Board of Directors authorized a stock repurchase program, pursuant to which the Company may purchase up to $50 million of shares of its common stock through open market transactions, privately negotiated transactions or otherwise in accordance with applicable laws.  The timing, amount and other terms and conditions of any repurchases will be determined by the Company's management at its discretion based on a variety of factors, including the market price of the Company's common stock, corporate considerations, general market and economic conditions and legal requirements.  The stock repurchase program may be modified, discontinued or suspended at any time.  The Company intends to fund the stock repurchase program through cash on hand, future cash flow from operations and its revolving credit facility.
About LGI Homes, Inc.
Headquartered in The Woodlands, Texas, LGI Homes, Inc. engages in the design, construction and sale of homes in Texas, Arizona, Florida, Georgia, New Mexico, Colorado, North Carolina, South Carolina, Washington, Tennessee, Minnesota, Oklahoma, Alabama, California, Oregon and Nevada. The Company has a notable legacy of more than 15 years of homebuilding operations, over which time it has closed over 27,000 homes. For more information about the Company and its new home developments please visit the Company's website at www.LGIHomes.com.
Forward-Looking Statements
Any statements made in this press release that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements include statements relating to, among other things, repurchases under the stock repurchase program, the source of funds therefor or other aspects of the stock repurchase program. Forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will” or, in each case, their negative, or other variations or comparable terminology. For more information concerning factors that could cause actual results to differ materially from those contained in the forward-looking statements please refer to the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including the “Cautionary Statement about Forward-Looking Statements” subsection within the “Risk Factors” section, and subsequent filings by the Company with the Securities and Exchange Commission.

The Company bases these forward-looking statements on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. As you read and consider this press release, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could cause actual results to differ materially from those expressed in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-looking statements, there should be no inference that it will make additional updates with respect to those or other forward-looking statements.

CONTACT:
Investor Relations
Caitlin Stiles, (281) 210-2619
InvestorRelations@LGIHomes.com